SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[X]     Definitive Additional Materials
[  ]   Soliciting Material Pursuant to  240.14a-12


                Infinity Broadcasting Corporation

-----------------------------------------------------------------

        (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

   1. Title of each class of securities to which transaction applies:

      -----------------------------------------------------------
   2. Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------
   3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -----------------------------------------------------------
    4. Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------
    5. Total fee paid:

      -----------------------------------------------------------


[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by
   Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1. Amount Previously Paid:

      -----------------------------------------------------------
   2. Form Schedule or Registration Statement No.:

      -----------------------------------------------------------
   3. Filing Party:

      -----------------------------------------------------------
   4. Date Filed:

      -----------------------------------------------------------

           [Infinity Broadcasting Corporation - logo]


                            REMINDER


February 12, 2001

Dear Stockholder:

A Special Meeting of Stockholders of Infinity Broadcasting Corporation has been called for Wednesday, February 21, 2001 to approve the merger of Infinity Broadcasting Corporation with and into IBC Merger Corp., a wholly owned subsidiary of Viacom Inc.

Your Board of Directors has recommended that you vote FOR the merger. Infinity is seeking the approval of two-thirds of the outstanding voting shares of common stock, other than those shares owned by Viacom or subject to the voting agreement between Viacom and Messrs. Levine and Moreno. THEREFORE, A NON-VOTE IS THE SAME AS A VOTE AGAINST THE MERGER.

Regardless of the number of shares you own, your vote is important. We urge you to take the time now to vote FOR the merger.

Proxy material explaining the proposed merger in detail was sent to you on January 16, 2001. If you require an additional set of proxy material please contact MacKenzie Partners, Inc. by calling
(800) 322-2885.

We appreciate your continued support.

Sincerely

/s/ Angeline C. Straka

Angeline C. Straka
Secretary

                Infinity Broadcasting Corporation
                 Your vote has not been received
                     (Two easy ways to vote)



(COLUMN)

VOTE BY TELEPHONE

It's fast, convenient and your vote is immediately confirmed and posted.

Using a touch-tone telephone call the toll-free number located in the gray shaded box on the upper left side of your Voting
Instruction Form.

                    FOLLOW THE 3 EASY STEPS:

1.   Call the toll-free phone number.
2. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.
3.   Follow the simple instructions.

MAKE YOUR VOTE COUNT!

(/COLUMN)

(COLUMN)

VOTE BY INTERNET

It's fast, convenient and your vote is immediately confirmed and posted.
You will also have the option to register to receive future materials via the Internet, when available.

                        WWW.PROXYVOTE.COM
                    -------------------------

                    FOLLOW THE 3 EASY STEPS:

1.   Go to website www.proxyvote.com.
2. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.
3.   Follow the simple instructions.

MAKE YOUR VOTE COUNT!
(/COLUMN)

AND REMEMBER...YOUR VOTE BY TELEPHONE OR INTERNET WILL HELP
YOUR COMPANY SAVE MONEY!!!